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                                                                   EX-99.(h)(2)

                                   EXHIBIT A

                            WELLS FARGO FUNDS TRUST
                           WELLS FARGO MASTER TRUST
                          WELLS FARGO VARIABLE TRUST

                         ACCOUNTING SERVICES AGREEMENT

   THIS EXHIBIT A, as of the date set forth below, is Exhibit A to the Amended and Restated Accounting Services Agreement dated as of May 10, 2006, between PFPC INC. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST

Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
100% Treasury Money Market Fund         A, Service
Aggressive Allocation Fund              Administrator
Asia Pacific Fund                       A, C, Investor
Asset Allocation Fund                   A, B, C, Administrator
C&B Large Cap Value Fund                A, B, C, Administrator, Institutional,
                                        Investor
C&B Mid Cap Value Fund                  A, B, C, Administrator, Institutional,
                                        Investor
California Limited-Term Tax-Free Fund   A, C, Administrator
California Tax-Free Fund                A, B, C, Administrator
California Tax-Free Money Market Fund   A, Institutional, Service
California Tax-Free Money Market Trust  Single Class
Capital Growth Fund                     A, C, Administrator, Institutional,
                                        Investor
Cash Investment Money Market Fund       Administrator, Institutional, Service,
                                        Select
Colorado Tax-Free Fund                  A, B, C, Administrator
Common Stock Fund                       A, B, C, Investor
Conservative Allocation Fund            Administrator
Discovery Fund                          A, C, Administrator, Investor,
                                        Institutional
Diversified Bond Fund                   Administrator
Diversified Equity Fund                 A, B, C, Administrator
Diversified Small Cap Fund              Administrator
Emerging Growth Fund                    A, C, Administrator, Institutional,
                                        Investor
Emerging Markets Equity Fund            A, B, C, Administrator
Endeavor Select Fund                    A, B, C, Administrator, Institutional
Enterprise Fund                         A, C, Administrator, Institutional,
                                        Investor
Equity Income Fund                      A, B, C, Administrator
Equity Value Fund                       A, B, C, Administrator, Institutional
Government Money Market Fund            A, Administrator, Institutional,
                                        Service
Government Securities Fund              A, B, C, Administrator, Institutional,
                                        Investor
Growth Balanced Fund                    A, B, C, Administrator
Growth Equity Fund                      A, B, C, Administrator, Institutional
Growth Fund                             A, C, Administrator, Institutional,
                                        Investor
Heritage Money Market Fund              Administrator, Institutional, Select
High Income Fund                        A, B, C, Institutional, Investor

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Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
Income Plus Fund                        A, B, C, Institutional, Investor
Index Fund                              A, B, Administrator, Investor
Inflation-Protected Bond Fund           A, B, C, Administrator
Intermediate Tax-Free Fund/1/           A, C, Administrator, Institutional,
                                        Investor
International Core Fund                 A, B, C, Administrator
International Equity Fund               A, B, C, Administrator, Institutional,
                                        Investor
International Value                     A, B, C, Administrator, Institutional
Large Cap Appreciation Fund             A, B, C, Administrator, Institutional
Large Cap Growth Fund                   Investor
Large Company Core Fund                 A, B, C, Administrator, Institutional,
                                        Investor
Large Company Growth Fund               A, B, C, Administrator, Institutional,
                                        Investor
Large Company Value Fund                A, C, Administrator, Institutional,
                                        Investor
Managed Account CoreBuilder Shares
Series G                                Single Class
Managed Account CoreBuilder Shares
Series M                                Single Class
Mid Cap Disciplined Fund                A, C, Administrator, Institutional,
                                        Investor
Mid Cap Growth Fund                     A, B, C, Administrator, Institutional,
                                        Investor
Minnesota Money Market Fund             A
Minnesota Tax-Free Fund                 A, B, C, Administrator
Moderate Balanced Fund                  A, B, C, Administrator
Money Market Fund                       A, B, Investor
Money Market Trust                      Single Class
Municipal Bond Fund                     A, B, C, Administrator, Institutional,
                                        Investor
Municipal Money Market Fund             Institutional, Investor
National Tax-Free Money Market Fund     A, Institutional, Service,
                                        Administrator
National Tax-Free Money Market Trust    Single Class
Opportunity Fund                        A, C, Administrator, Investor
Overland Express Sweep Fund             Single Class
Prime Investment Money Market Fund      Institutional, Service
Short Duration Government Bond Fund     A, B, C, Administrator, Institutional
Short-Term Bond Fund                    A, C, Institutional, Investor
Short-Term High Yield Bond Fund         A, C, Investor
Short-Term Municipal Bond Fund          A, C, Investor
Small Cap Disciplined Fund              A, C, Administrator, Institutional,
                                        Investor
Small Cap Growth Fund                   A, B, C, Administrator, Institutional,
                                        Investor
Small Cap Opportunities Fund            Administrator
Small Cap Value Fund                    A, B, C, Institutional, Investor
Small Company Growth Fund               A, B, C, Administrator, Institutional
Small Company Value Fund                A, B, C, Administrator
Small/Mid Cap Value Fund                A, C, Administrator, Investor,
                                        Institutional
Social Sustainability Fund/2/           A, C, Administrator
--------
/1/ On November 7, 2007, the Board of Trustees approved the fund name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

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Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
Specialized Financial Services Fund     A, B, C
Specialized Technology Fund             A, B, C, Investor
Stable Income Fund                      A, B, C, Administrator
Strategic Income Fund                   A, B, C
Strategic Small Cap Value Fund          A, C, Administrator
Target Today Fund                       A, B, C, Administrator, Institutional,
                                        Investor
Target 2010 Fund                        A, B, C, Administrator, Institutional,
                                        Investor
Target 2015 Fund                        Administrator, Institutional, Investor
Target 2020 Fund                        A, B, C, Administrator, Institutional,
                                        Investor
Target 2025 Fund                        Administrator, Institutional, Investor
Target 2030 Fund                        A, B, C, Administrator, Institutional,
                                        Investor
Target 2035 Fund                        Administrator, Institutional, Investor
Target 2040 Fund                        A, B, C, Administrator, Institutional,
                                        Investor
Target 2045 Fund                        Administrator, Institutional, Investor
Target 2050 Fund                        Investor, Institutional, Administrator
Total Return Bond Fund                  A, B, C, Administrator, Institutional,
                                        Investor
Treasury Plus Money Market Fund         A, Administrator, Institutional,
                                        Service
U.S. Value Fund                         A, B, C, Administrator, Investor
Ultra Short-Term Income Fund            A, C, Administrator, Institutional,
                                        Investor
Ultra Short-Term Municipal Income Fund A, C, Institutional, Investor WealthBuilder Conservative Allocation
Portfolio                               Single Class
WealthBuilder Equity Portfolio          Single Class
WealthBuilder Growth Allocation
Portfolio                               Single Class
WealthBuilder Growth Balanced Portfolio Single Class
WealthBuilder Moderate Balanced
Portfolio                               Single Class
WealthBuilder Tactical Equity Portfolio Single Class
Wisconsin Tax-Free Fund                 A, C, Investor

WELLS FARGO MASTER TRUST

Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
C&B Large Cap Value Portfolio           Single Class
Disciplined Growth Portfolio            Single Class
Diversified Fixed Income Portfolio      Single Class
Diversified Stock Portfolio             Single Class
Emerging Growth Portfolio               Single Class
Equity Income Portfolio                 Single Class
Equity Value Portfolio                  Single Class
Index Portfolio                         Single Class
Inflation-Protected Bond Portfolio      Single Class
International Core Portfolio            Single Class
International Growth Portfolio          Single Class
International Index Portfolio           Single Class
International Value Portfolio           Single Class
Large Cap Appreciation Portfolio        Single Class
Large Company Growth Portfolio          Single Class
--------
/2/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Sustainability Fund (formerly, Social Awareness Fund), which is expected to commence operations on or about October 1, 2008.

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Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
Managed Fixed Income Portfolio          Single Class
Money Market Portfolio                  Single Class
Small Cap Index Portfolio               Single Class
Small Company Growth Portfolio          Single Class
Small Company Value Portfolio           Single Class
Stable Income Portfolio                 Single Class
Strategic Small Cap Value Portfolio     Single Class
Total Return Bond Portfolio             Single Class

WELLS FARGO VARIABLE TRUST

Names of Portfolios                     Existing Classes
-------------------                     --------------------------------------
VT Asset Allocation Fund                Single Class
VT C&B Large Cap Value Fund             Single Class
VT Discovery Fund                       Single Class
VT Equity Income Fund                   Single Class
VT International Core Fund              Single Class
VT Large Company Core Fund              Single Class
VT Large Company Growth Fund            Single Class
VT Money Market Fund                    Single Class
VT Opportunity Fund                     Single Class
VT Small Cap Growth Fund                Single Class
VT Small/Mid Cap Value Fund             Single Class
VT Total Return Bond Fund               Single Class

Exhibit A amended: August 6, 2008

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   The foregoing exhibit is agreed to as of August 6, 2008 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST                  PFPC INC.

By:                                      By:
        -------------------------------          ------------------------------
Name:   Stephen Leonhardt                Name:   James A. Gallo
Title:  Treasurer                        Title:  Vice President & Managing
                                                 Director

WELLS FARGO MASTER TRUST

By:
        --------------------------
Name:   Stephen Leonhardt
Title:  Treasurer

WELLS FARGO VARIABLE TRUST

By:
        --------------------------
Name:   Stephen Leonhardt
Title:  Treasurer